Third Quarter 2013 Shareholder Update Tecumseh Products Company November 6, 2013 These slides should be reviewed in connection with the Third Quarter 2013 audio presentation

Agenda • Operational Overview • Q3 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 2

Disclaimer Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of us. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology, or by the fact that they appear under the caption “Business Outlook.” Our forward-looking statements generally relate to our future performance, including our anticipated operating results and liquidity sources and requirements, our business strategies and goals, and the effect of laws, rules, regulations, new accounting pronouncements and outstanding litigation, on our business, operating results, and financial condition. Readers and listeners are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) current and future global or regional economic conditions, including housing starts, and the condition of credit markets, which may magnify other risk factors; ii) loss of, or substantial decline in sales to, any of our key customers; iii) our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation; iv) our ability to restructure or reduce our costs and increase productivity and quality and develop successful new products in a timely manner; v) actions of competitors in highly competitive markets with intense competition; vi) the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; vii) availability and volatility in the cost of materials, particularly commodities, including steel, copper and aluminum, whose cost can be subject to significant variation; viii) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; ix) default on covenants of financing arrangements and the availability and terms of future financing arrangements; x) reduction or elimination of credit insurance; xi) significant supply interruptions or cost increases; xii) potential political and economic adversities that could adversely affect anticipated sales and production; xiii) in India, potential military conflict with neighboring countries could adversely affect anticipated sales and production; xiv) local governmental, environmental, trade and energy regulations; xv) increased or unexpected warranty claims; xvi) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xvii) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xviii) the success of our ongoing effort to bring costs in line with projected production levels and product mix; xix) weather conditions affecting demand for replacement products; xx) the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this presentation, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda • Operational Overview • Q3 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 4

Operational Overview Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 5 • Q3 2013 Sales -- $194.4m – Q3 2012 -- $208.6m • Q3 2013 Gross Profit -- $24.0m or 12.3% of net sales – Q3 2012 -- $18.2m or 8.7% of net sales • Q3 2013 S & A expense -- $23.6m or 12.1% of net sales – Q3 2012 -- $25.6m or 12.3% of net sales • Sept. 30, 2013 cash and cash equivalents -- $40.0m

Operational Overview - Key Objectives Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 6 AE2 Compressor “Midi” TA Compressor “Mini” Celseon ® Low Profile • Focused product portfolio (value add) • Focused market approach • Rationalize manufacturing capacity • Fixed cost containment efforts • Advanced technology • Improved profitability • Enhanced liquidity AJ

Operational Overview – Value Add Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 7 New 48V Variable Speed Compressor combining the best of Tecumseh’s AE2 compressor and Masterflux 3rd generation controller technology.

194.4 8.7 7.01.5 208.6 0 50 100 150 200 250 Q3 2012 Price Volume/Mix FX Q3 2013 Sales Operational Overview - Sales Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 8 • Negative FX impact of $7.0m • 3.5% decrease excluding FX • Primarily net decreases in volume & mix partially offset by price increases $ USD in millions

120.1 3.6 0.3 1.0 123.0 0 25 50 75 100 125 Q3 2012 Volume/Mix Price FX Q3 2013 Commercial Market Sales Commercial 59%R&F 20% Air Conditioning 21% Sales % by Market Q3 2012 Commercial 62% R&F 17% Air Conditioning 21% Sales % by Market Q3 2013 120.1 41.3 33.0 123.0 44.4 41.2 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Commercial Air Conditioning R&F Sales by Market Q3 2013 Q3 2012 Operational Overview – Sales Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 9 $ USD in millions $ USD in millions

Commercial 59%R&F 20% Air Conditioning 21% Sales % by Market Q3 2012 120.1 41.3 33.0 123.0 44.4 41.2 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Commercial Air Conditioning R&F Sales by Market Q3 2013 Q3 2012 41.3 3.4 - 0.3 44.4 0 25 50 Q3 2012 Volume/Mix Price FX Q3 2013 A/C & Other Market Sales Commercial 62% R&F 17% Air Conditioning 21% Sales % by Market Q3 2013 Operational Overview – Sales Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 10 $ USD in millions $ USD in millions

33.0 5.1 3.3 0.2 41.2 0 25 50 Q3 2012 Volume/Mix Price FX Q3 2013 R&F Market Sales Commercial 62% R&F 17% Air Conditioning 21% Sales % by Market Q3 2013 Commercial 59%R&F 20% Air Conditioning 21% Sales % by Market Q3 2012 120.1 41.3 33.0 123.0 44.4 41.2 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Commercial Air Conditioning R&F Sales by Market Q3 2013 Q3 2012 Operational Overview – Sales Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 11 $ USD in millions $ USD in millions

Agenda • Operational Overview • Q3 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 12

2.5 1.0 18.2 24.0 0.3 0.9 1.5 2.2 4.4 - 5.0 10.0 15.0 20.0 25.0 Q3 201 2 Volu me / m ix Wa rran ty Oth er Oth mtr l & mfg Pric e Comm odit ies FX Q3 201 3 Gross Profit Q3 2013 Financial Overview Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 13 • Q3 2013 – 12.3% of net sales • Q3 2012 – 8.7% of net sales $ USD in millions

Q3 2013 Financial Overview Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 14 • Selling and administrative expenses: $2.0m lower expense primarily due to reduced expenses related to professional services and incentive compensation plan awards partially offset by increased employee benefit expense & other miscellaneous expense • Other income (expense), net: $1.1m reduction over Q3 2012 primarily related to unfavorable changes in foreign currency exchange rates • Impairments, restructuring charges, and other items: $6.8m increased expense mostly related to severance associated with a reduction in force at our French and Brazilian locations $ USD in millions Q3 2013 Q3 2012 Selling and administrative expenses (23.6) (25.6) Other income (expense), net 3.6 4.7 Impairments, restructuring charges , and other items (7.4) (0.6) Income/ (Expense)

Q3 2013 Q3 2012 Net (loss) ($5.7) ($3.8) Loss (income) from discontinued operations, net of tax 0.3 (0.1) Tax expense (benefit) 0.1 (1.6) Interest expense 2.2 2.5 Interest income (0.3) (0.3) Operating (loss) ($3.4) ($3.3) Depreciation and amortization 8.6 8.8 EBITDA FROM CONTINUING OPERATIONS* $5.2 $5.5 Impairments, restructuring charges, and other items 7.4 0.6 EBITDAR FROM CONTINUING OPERATIONS* $12.6 $6.1 % of net sales 6.5% 2.9% Q3 2013 Financial Overview Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 15 * While the Generally Accepted Accounting Principles in the United States of America (“GAAP”) results provide significant insight into our operations and financial position, Tecumseh management supplements its analysis of the business using Earnings Before Interest, Taxes, Depreciation and Amortization from Continuing Operations (“EBITDA”) and Earnings Before Interest, Taxes, Depreciation, Amortization, and Impairments, restructuring charges, and other items from Continuing Operations (“EBITDAR”); both of these are non-GAAP financial measures. Management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measure, provide incremental insight into the underlying factors and trends affecting our performance. However, EBITDA from Continuing Operations and EBITDAR from Continuing Operations, as defined above, should be viewed as supplemental data, rather than as a substitute or an alternative to the comparable GAAP measure. The table above presents a reconciliation of EBITDA from Continuing Operations and EBITDAR from Continuing Operations from our Net income (loss). $ USD in millions RECONCILIATION OF EBITDA FROM CONTINUING OPERATIONS AND EBITDAR FROM CONTINUING OPERATIONS FROM NET (LOSS)

Sep-13 Dec-12 Sep-12 Unrestricted Cash 40.0$ 55.3$ 53.2$ Borrowing Availability 25.8 8.5 10.8 Total Cash and Borrowing Availability 65.8$ 63.8$ 64.0$ % Sales - Trailing Four Quarters 7.9% 7.5% 7.7% Weighted Average Interest 7.7% 8.8% 9.1% Q3 2013 Liquidity Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 16 $ USD in millions NOTE: The reader should review this slide in connection with our Form 10-Q and related disclosures for the third quarter of 2013 filed yesterday.

2013 2012 Net (loss) income ($20.4) $33.1 Depreciation and amortization 26.9 27.4 Non-cash employee retirement benefits (9.2) (6.4) Other non-cash items 0.5 (45.9) Changes in operating assets and liabilities: Accounts receivable 5.7 (14.8) Inventories (29.6) (2.7) Payables and accrued expenses 24.0 17.1 Recoverable non-income taxes (1.4) 2.2 Other (6.2) (5.7) Cash (used in) provided by operating activities (9.7) 4.3 Cash (used in) investing activities (6.1) (4.4) Cash provided by financing activities 0.1 4.2 Effect of exchange rate changes on cash 0.4 (0.5) Decrease in cash and cash equivalents ($15.3) $3.6 Cash and cash equivalents - Beginning of Period 55.3 49.6 Cash and cash equivalents - End of Period 40.0 53.2 Cash paid for interest 6.7 7.2 Cash paid for taxes 1.2 0.6 Nine Months Ended June 30 Q3 2013 Liquidity Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 17 Cash used in operating activities: $9.7m use of cash primarily related to our net loss, employee retirement benefits, and other Cash used in investing activities: $6.1m use of cash mainly related to capital expenditures Cash provided by financing activities: $0.1m source of cash due to timing of financing activities (primarily in Brazil) $ USD in millions NOTE: The above cash flow statement is a condensed format. The reader should review this slide in connection with our Form 10-Q and related disclosures for the third quarter of 2013 filed yesterday.

Q3 2013 Outlook Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 18 • 2013 sales guidance: flat to 5% decrease over 2012 levels • Change from Q2 2013 sales guidance of flat to 3% increase over 2012 • 2013 capital expenditure guidance increased slightly to a range of $15-$20 million • Expect full year operating profit to be slightly higher than 2012 • Estimated 2013 operating cash flow of flat to positive if tax authorities refund non-income taxes as they have in the past

Agenda • Operational Overview • Q3 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 19

Business Update Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 20 • French social plan negotiations concluded • Share collapse project on track for vote at 2014 Annual Shareholder Meeting • Continued focus on lean manufacturing initiatives and quality improvements • Manufacturing process improvements

Agenda • Operational Overview • Q3 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 21

Closing Remarks / Q & A • Remain committed and focused on business objectives & strategic initiatives • Thank you for attending Tecumseh Products Company Third Quarter 2013 Shareholder Update Meeting • We will now take any questions you might have Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Page 22

Contact Information - Today’s Speakers Tecumseh Products Company Q3 2013 Shareholder Update–Nov. 6, 2013 Ms. Janice Stipp Executive Vice President, CFO & Treasurer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 Page 23 Mr. Jim Connor President & Chief Executive Officer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 E-Mail: investor.relations@tecumseh.com Phone: 1 (734) 585 9507